EXHIBIT 4(b)

(front)

                   (picture of eagle with wings spread)

          NUMBER                                              SHARES
       __________                                           __________

           INCORPORATED UNDER THE LAWS OF THE STATE OF INDIANA
                                                                CUSIP 455434
                    INDIANAPOLIS POWER & LIGHT COMPANY
                                                            SEE REVERSE FOR
                       % CUMULATIVE PREFERRED STOCK         CERTAIN DEFINITIONS


THIS CERTIFIES that








is the owner of

       FULL-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $100 EACH
                 OF THE   % CUMULATIVE PREFERRED STOCK OF
- ----------------------INDIANAPOLIS POWER & LIGHT COMPANY-----------------

transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended Articles of Incorporation of the Company, as amended, (a copy of which is on file with the Transfer Agent) to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
    WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated
          /s/ Marcus E. Woods                           /s/ Ramon L. Humke

              SECRETARY                                     PRESIDENT

                                  (SEAL)




(text on right side of certificate, perpendicular to above text)

COUNTERSIGNED AND REGISTERED
       INDIANAPOLIS POWER & LIGHT COMPANY
             Transfer Agent and Registrar
By

                     Authorized Representative


(back)

                    INDIANAPOLIS POWER & LIGHT COMPANY
     The Company, by action of its Board of Directors, may redeem the whole
or any part of the   % Cumulative Preferred Stock at any time or from time
to time at a price of $     per share plus dividends accrued to the date
fixed for redemption.
     A statement in full of the relative rights, interests, preferences and restrictions of each class of stock and of any series thereof which, at the time of issuance of this certificate, the Company is authorized to issue as set forth in the Amended Articles of Incorporation of the Company, as amended, and/or in resolutions of the Board of Directors heretofore adopted and duly filed in the form of Articles of Amendment in the office of the Secretary of State of Indiana, will be furnished without charge to any shareholder upon written request. Such request may be made to the office of the Secretary of the Company or the Transfer Agent.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN -- as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -- ____________Custodian____________
                            (Cust)             (Minor)
                          under Uniform Gifts to Minors
                          Act_______________
                                 (State)

     UNIF TRF MIN ACT -- _____________Custodian (until age_________)
                            (Cust)                        (Minor)
                         ____________under Uniform Transfers
                         to Minors Act______________
                                          (State)

             Additional abbreviations may also be used though
                          not in the above list.


     For Value received,_____________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________

_____________________________________________________________________
           Please print or typewrite name and address including
                       postal zip code of assignee.

_____________________________________________________________________

_______________________________________________________________Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________Attorney
to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated_____________________, 19__

                                  ____________________________________



(text on right side of certificate, perpendicular to above text)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.